Back to Form 8-K
Exhibit 10.1

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DEPARTMENT OF HEALTH & HUMAN SERVICES
Centers for Medicare & Medicaid Services
7500 Security Boulevard
Baltimore, Maryland 21244-1850

CENTER FOR DRUG AND HEALTH PLAN CHOICE

September 10, 2009                                                                                                                                                                                                  CONTRACT Id: S5967

Heath Schiesser
8735 Henderson Road
Tampa, FL 33634

RE: 2010 Contract Renewal for Contract S5967

Dear Heath Schiesser,

The Centers for Medicare and Medicaid Services (CMS) is pleased to inform you that we are renewing your organization’s Medicare Prescription Drug Plan (PDP) Sponsor contract effective January 1, 2010 through December 31, 2010.  This renewal is issued based on our approval of your bids and receipt of your signed 2010 Benefit Attestation,   This contract renewal includes any applicable addendum that governs the operation of Employer/Union-Only Group Waiver (“800 Series”) Plans.

CMS will continue to provide Prescription Drug Benefit program information to contracting organizations through the Health Plan Management System (HPMS) and the CMS Web site.   It is imperative that you monitor both of these resources to stay current on program requirements and information.  We further remind you to ensure that your organization’s contact information in HPMS remains accurate, as that is our primary mechanism for contacting contracted organizations.

We look forward to continuing to work with you in serving Medicare beneficiaries in your service area.  If you have any questions, please contact your Account Manager.

Sincerely,

/s/  Cynthia G. Tudor
Cynthia G. Tudor, Ph.D.
Director
Medicare Drug Benefit and C & D Data Group

Prescription Drug Plan Attestation of Benefit Plan
WELLCARE PRESCRIPTION INSURANCE, INC.
S5967
Date:  08/31/2009

I attest that I have examined the Plan Benefit Packages (PBPs) identified below and that the benefits identified in the PBPs are those that the above-stated organization will make available to eligible beneficiaries in the approved service area during program year 2010.  I further attest that we have reviewed the bid pricing tools (BPTs) with the certifying actuary and have determined them to be consistent with the PBPs being attested to here.

I further attest that these benefits will be offered in accordance with all applicable Medicare program authorizing statutes and regulations and program guidance that CMS has issued to date and will issue during the remainder of 2009 and 2010, including but not limited to, the 2010 Call Letter, the 2010 Solicitations for New Contract Applicants, the Medicare Prescription Drug Benefit Manual, the Medicare Managed Care Manual, and the CMS memoranda issued through the Health Plan Management System (HPMS).

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	Part D Premium	CMS Approval Date	Effective Date
035	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	32.50	8/28/2009	1/1/2010
036	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	39.60	8/28/2009	1/1/2010
037	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	41.60	8/28/2009	1/1/2010
038	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	41.10	8/28/2009	1/1/2010
039	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	40.30	8/28/2009	1/1/2010
040	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	38.30	8/28/2009	1/1/2010
041	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	41.30	8/28/2009	1/1/2010
042	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	41.30	8/28/2009	1/1/2010
043	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	42.70	8/28/2009	1/1/2010
044	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	39.30	8/28/2009	1/1/2010

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Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	Part D Premium	CMS Approval Date	Effective Date
045	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	30.80	8/28/2009	1/1/2010
046	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	44.00	8/28/2009	1/1/2010
047	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	39.40	8/28/2009	1/1/2010
048	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	37.00	8/28/2009	1/1/2010
049	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	42.50	8/28/2009	1/1/2010
051	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	39.40	8/28/2009	1/1/2010
052	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	39.60	8/28/2009	1/1/2010
053	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	41.30	8/28/2009	1/1/2010
054	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	43.50	8/28/2009	1/1/2010
055	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	40.10	8/28/2009	1/1/2010
056	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	37.10	8/28/2009	1/1/2010
057	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	42.50	8/28/2009	1/1/2010
058	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	40.00	8/28/2009	1/1/2010
059	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	49.70	8/28/2009	1/1/2010
060	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	31.20	8/28/2009	1/1/2010
061	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	40.90	8/28/2009	1/1/2010
062	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	35.00	8/28/2009	1/1/2010
063	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	36.30	8/28/2009	1/1/2010

Page 2 of 6  - WELLCARE PRESCRIPTION INSURANCE, INC. – S5967 – 08/31/2009

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	Part D Premium	CMS Approval Date	Effective Date
064	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	45.50	8/28/2009	1/1/2010
065	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	51.50	8/28/2009	1/1/2010
066	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	33.10	8/28/2009	1/1/2010
067	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	30.00	8/28/2009	1/1/2010
068	0	2	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	34.50	8/28/2009	1/1/2010
138	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	26.90	8/28/2009	1/1/2010
139	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	30.80	8/28/2009	1/1/2010
140	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	33.30	8/28/2009	1/1/2010
141	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	39.80	8/28/2009	1/1/2010
142	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	30.50	8/28/2009	1/1/2010
143	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	37.30	8/28/2009	1/1/2010
144	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	33.20	8/28/2009	1/1/2010
145	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	36.30	8/28/2009	1/1/2010
146	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	30.80	8/28/2009	1/1/2010
147	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	27.40	8/28/2009	1/1/2010
148	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	28.80	8/28/2009	1/1/2010
149	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	33.70	8/28/2009	1/1/2010
150	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	30.30	8/28/2009	1/1/2010

Page 3 of 6  - WELLCARE PRESCRIPTION INSURANCE, INC. – S5967 – 08/31/2009

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	Part D Premium	CMS Approval Date	Effective Date
151	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	38.00	8/28/2009	1/1/2010
152	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	36.90	8/28/2009	1/1/2010
154	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	34.90	8/28/2009	1/1/2010
155	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	31.10	8/28/2009	1/1/2010
156	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	23.20	8/28/2009	1/1/2010
157	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	31.40	8/28/2009	1/1/2010
158	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	26.90	8/28/2009	1/1/2010
159	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	24.50	8/28/2009	1/1/2010
160	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	29.80	8/28/2009	1/1/2010
161	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	37.90	8/28/2009	1/1/2010
162	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	40.90	8/28/2009	1/1/2010
163	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	18.00	8/28/2009	1/1/2010
164	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	29.10	8/28/2009	1/1/2010
165	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	19.70	8/28/2009	1/1/2010
166	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	28.70	8/28/2009	1/1/2010
167	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	39.20	8/28/2009	1/1/2010
168	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	44.50	8/28/2009	1/1/2010
169	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	24.30	8/28/2009	1/1/2010

Page 4 of 6  - WELLCARE PRESCRIPTION INSURANCE, INC. – S5967 – 08/31/2009

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	Part D Premium	CMS Approval Date	Effective Date
170	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	38.70	8/28/2009	1/1/2010
171	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	33.30	8/28/2009	1/1/2010

Page 5 of 6  - WELLCARE PRESCRIPTION INSURANCE, INC. – S5967 – 08/31/2009

/s/ Heath Schiesser	9/4/09
CEO:	Date
Heath Schiesser CEO/President 8735 Henderson Road Tampa, FL 33634 813-290-6205

/s/ Thomas L. Tran	9/4/09
CFO:	Date
Thomas L. Tran CFO 8735 Henderson Road Tampa, FL 33634 813-290-6200 (1770)

PDP benefit attestations should be sent by overnight courier to:

Centers for Medicare & Medicaid Services
ATTN:  Julie Gover/Part D Benefit Attestation
Mail Stop C1-26-12
7500 Security Boulevard
Baltimore, MD 21244-1850

Page 6 of 6  - WELLCARE PRESCRIPTION INSURANCE, INC. – S5967 – 08/31/2009